                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     DAIMLER-BENZ VEHICLE OWNER TRUST 1998-A
     ----------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                January 20, 2000
     ----------------------------------------------------------------------
                Date of Report (Date of earliest event reported)

Delaware                             333-64671                             13-3770955
--------                             ---------                             ----------
(State or other jurisdiction         (Commission File                      (I.R.S. Employer Identification
of incorporation)                     Number)                              No.)

        1201 North Market Street, Suite 1406, Wilmington, Delaware 19801
     ----------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (302) 426-1900
           ----------------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5.  Other Events

         The Statement to Noteholders and Certificateholders relating to Daimler-Benz Vehicle Owner Trust 1998-A pursuant to section 4.9 of the Sale and Servicing Agreement dated as of November 1, 1998, among Daimler-Benz Vehicle Receivable Corporation, Mercedes-Benz Credit Corporation and the Trust, for the Collection Period ended December 31, 1999 is being filed as Exhibit 20 to this Current Report on Form 8-K.

Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

                  Exhibit No.                  Description

                  20                           Statement to Noteholders and
                                               Certificateholders for the
                                               December 1999 Collection Period

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Daimler-Benz Vehicle Owner Trust 1998-A
                                                     (Registrant)


                                        By:  Mercedes-Benz Credit Corporation,
                                             as Servicer



Date:  January 28, 2000                 By:   /s/ DAVID A. KLANICA
                                             -----------------------------------
                                              Name:    David A. Klanica
                                              Title:   Director of Accounting
                                                       Services

                                INDEX TO EXHIBITS


Exhibit No.                    Description
-----------                    -----------

       20 Statement to Noteholders and Certificateholders for the December 1999 Collection Period